(logo)

SCUDDER

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FUND, INC.

Annual Report
December 31, 1997

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

  Scudder New Asia Fund, Inc.
================================================================================
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets


  General Information
=========================================
-----------------------------------------
Executive offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523
   State Street Bank and Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   Coopers & Lybrand L.L.P.


New York Stock Exchange Symbol -- SAF


  Contents

============================================
--------------------------------------------

In Brief ..................................3
Letter to Shareholders ....................3
Other Information .........................6
Investment Summary ........................7
Portfolio Summary .........................8
Investment Portfolio.......................9
Financial Statements......................16
Financial Highlights......................19
Notes to Financial Statements.............20
Report of Independent Accountants.........25
Tax Information ..........................26
Dividend Reinvestment and Cash
   Purchase Plan..........................27
Stockholder Meeting Results...............29
Directors and Officers ...................31




--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

   Scudder New Asia Fund, Inc.

  In Brief
================================================================================
--------------------------------------------------------------------------------
o In a difficult and rapidly changing environment, Scudder New Asia Fund declined less than nearly every Asian market in 1997.

o For the 12-month period ended December 31, 1997, the Fund's New York Stock Exchange shares declined 18.05%, which compares to the Fund's unmanaged composite benchmark (75% MSCI All Country Asia Free Index and 25% MSCI Japan Index) return of negative 36.10%.

o Although Asian economies face a painful restructuring period, we believe the stock markets should rebound in advance of full economic recovery.


  Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------
Dear Shareholders:

As you are undoubtedly aware, it has been a disastrous year for Asian stock markets. However, we take some consolation from the fact that the Fund declined less than the overall Asian market during this difficult period. For the 12 months ended December 31, 1997, the Fund's publicly traded shares declined 18.05% and net asset value shares declined 21.89% while Thailand declined 77%, Indonesia declined 74%, Malaysia declined 68%, and Korea declined 67% in U.S. dollar terms. Although the environment has been especially unforgiving, we believe the Fund's relative performance during this period is significant, and is consistent with building solid long-term performance in varying market conditions.

In particular, we think the Fund benefited from its closed-end structure during Asia's financial crisis. This structure allowed us to focus on investment opportunitites created by the crisis. In our opinion, the closed-end structure is appropriate for this portfolio during volatile periods, and should benefit shareholders in the long term. Furthermore, the closed-end structure allows us to seek attractive opportunities by maintaining overweight positions in less liquid and more volatile markets, which may not be appropriate in an open-end fund.

Portfolio Strategy

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

BAR CHART TITLE:

Market Performance
One-year total return through 12/31/97

BAR CHART DATA:

    --------------------------------------------
    Pakistan                   28.11%
    Sri Lanka                  13.14%
    India                      11.27%
    Taiwan                     -6.29%
    Hong Kong                 -23.29%
    Japan                     -23.67%
    China                     -32.19%
    Singapore                 -40.46%
    Philippines               -62.59%
    Korea                     -66.67%
    Malaysia                  -68.13%
    Indonesia                 -73.92%
    Thailand                  -76.75%


Source: Morgan Stanley Capital International indices in U.S. dollars


Throughout the year we continued with our individual stock selection approach that emphasizes companies with solid fundamentals and attractive valuations. As the crisis deepened in the second half of 1997, we decreased our exposure to companies that we believed would be most at risk. We underweighted holdings in some of the worst performing markets, namely Thailand and South Korea. We also decreased holdings in Malaysian stocks at mid-year, and trimmed back our Indonesian position in the fourth quarter, as conditions there deteriorated

================================================================================
--------------------------------------------------------------------------------
faster than expected. Stock picks in Taiwan and Japan, notably in technology and blue chip companies, performed relatively well. Asustek Computer and ASE Test both rose nearly 50% from the point of initial purchase. In Japan, blue-chip favorites such as Nintendo and Sony were up more than 50% in local terms, as was Minebea, a bearings manufacturer that stands to benefit from restructuring. Our disappointments included all holdings in Malaysia and property-related companies in Hong Kong. The Fund remained underweighted in both areas relative to the respective indices.


Year in Review

What brought about the crisis in Southeast Asia? In a nutshell, greater integration of Asian economies into the global economy is causing countries in the region to undergo a wrenching shift away from planned capital allocation toward something closer to a market-based allocation model. Systems based on planned capital allocation were popular in Asia because the role model was Japan, Asia's original economic miracle. This system was put into place in Japan following World War II, as Japan's leaders sought to mobilize limited capital as efficiently as possible to raise the country from the rubble of defeat. Market allocation was seen as too slow and haphazard. Government ministries, through the medium of the banks, channeled money to the most crucial industries and projects.

The system worked well at the time. However, when we "fast forward" to the `nineties, we see that the system, widely copied in Asia, has degenerated into what we might call "crony capitalism." The line between providing capital to the most crucial projects and those run by friends and political supporters of the government grew increasingly fuzzy. No real oversight was ever established because the government was allocating capital. And, crucially, there was no bond market to provide discipline. The symptoms of "crony capitalism" in Asia are well known: ego projects, overcapacity in manufacturing, galloping real estate markets, and excessive leverage, particularly in foreign currencies. Unfortunately, when policymakers and their families and friends are the beneficiaries, only a crisis of this magnitude can force changes.

There had been the sense in Asia that somehow everyone would enjoy the benefits of global capitalism and at the same time protect themselves from the risks. This approach seemed to work well for a while, but with greater capital market integration, global capitalism is even-handed and unforgiving. The currency crisis of the summer sent the message that there is no place to hide.

Policy Response Provides the Key

Asian policymakers, like someone newly diagnosed with a serious disease, have been in denial about the seriousness of their situation. In many instances, responses have been of the "window dressing" variety, rather than tough new policies involving bank closures, businesses going bust, and private investors losing money. Recently there have been signs that the danger of this pseudo-response is finally understood. Indonesia's finance minister spoke of the need for greater transparency in Asian business dealings, and implicitly criticized the interference of cronies in the workings of his own economy. Further, Malaysia's Prime Minister admitted that policy in the region had been flawed and that the gangrenous parts of the body have to be amputated -- the bad parts of the economic system must die.

What Would Make Us Bullish?

The picture is not pretty. Quite simply, we need to see, in each country, a clear change in policy such that inefficiency will no longer be protected. Concretely this would mean establishing proper monetary and fiscal policy frameworks, providing for effective banking sector supervision, introducing deregulation and liberalization measures, and improving corporate and statistical transparency. On the other hand, a reversal toward re-regulating and becoming less open to market forces would have a severely negative effect. The path to economic recovery will take time. The speed with which crucial policy measures are implemented -- with or without the IMF's (International Monetary
Fund) guidance -- will determine the duration of each country's recovery period.

================================================================================
--------------------------------------------------------------------------------
Each country must find its own way and a positive outcome is by no means assured.

The main risk is that the medicine proves as painful as the disease. Foreign direct investment will slow with foreign portfolio inflows reversing. Countries will have to grow a surplus by slashing imports, letting their currencies sink and permitting economies to slow sharply. People will suffer and not just the fat cats; political instability is a real risk in some countries. When we begin to see these developments, real change from crony capitalism to market capitalism will occur. Once countries get through this painful transition period, their economies and stock markets should be poised for vibrant and sustainable growth.

How do we Manage the Fund Until Then?

"Crisis" written in Chinese includes the characters for 'danger' and 'opportunity.' Our portfolio strategy reflects both concepts. In response to the danger, we seek to conserve capital by maintaining a defensive cash weighting and looking for defensive stocks and, in some cases, convertible bonds with good yields. Our stock selection policy continues to be geared toward sound fundamentals, as the basis for investment in Asia has shifted from growth to value. We are looking for "survivor" companies with a solid balance sheet, healthy cash flow, and non-property asset backing.

In this environment, we think the most attractive companies are those which can also benefit from the new, lower currency levels. Ideal companies are U.S. dollar-earners with local currency costs and little or no debt. Already very competitive, they are even more formidable thanks to currency devaluations. Such companies include globally cost-competitive producers of commodities such as paper, synthetic textile fibers, gas and palm oil, as well as non-commodity electronics producers. In Japan, we are sticking with seasoned multinationals as well as potential beneficiaries of balance sheet restructurings. We anticipate that these companies will hold up well throughout the transition period and beyond. In the months ahead we will put more emphasis on the second half of the Chinese word for "crisis" -- opportunity. As the environment settles we will look very selectively for more excellent companies at bargain sale prices.

For now, investing in Asia is only for the brave, but as time goes by and the developments discussed above unfold, we believe the risks will become fewer and the opportunities greater. We do not know when the definitive market turnaround will come, but when it does come, we expect it will be dramatic.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board




Note: Effective December 31, 1997, Mr. Nicholas Bratt resigned from the Board of Directors of the Fund, although he continues to serve as an officer of the Fund. The Board wishes to thank Mr. Bratt for his years of service as Fund Director.

   Scudder New Asia Fund, Inc.

Other Information
================================================================================
--------------------------------------------------------------------------------
Investment Manager

   The investment manager of Scudder New Asia Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, Scudder Global High Income Fund, Inc., Scudder New Europe Fund and Scudder Spain and Portugal Fund, Inc. are traded on the New York Stock Exchange.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan, who has been a member of the Fund's team since its inception in 1987, has 13 years of Pacific Basin research and investment management experience. Theresa Gusman, who became Co-Lead Portfolio Manager in 1997, helps set the Fund's general investment strategies. Ms. Gusman, who joined Scudder in 1995 and the Fund's team in 1996, has 14 years of experience working in the investment industry. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 21 years of experience in worldwide investing, including 20 years of experience as a portfolio manager, and has been at Scudder since 1976.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder Kemper Investments, Inc. banner.

SCUDDER NEW ASIA FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                   TOTAL RETURN (%)
LIFE OF FUND   --------------------------------------------
                  MARKET VALUE          NET ASSET VALUE (a)
               -------------------     --------------------
                           AVERAGE                  AVERAGE
               CUMULATIVE   ANNUAL     CUMULATIVE    ANNUAL
               -------------------     --------------------
QUARTERLY       -18.48        --         -19.37          --
ONE YEAR         18.05    -18.05         -21.89      -21.89
THREE YEAR      -28.31    -10.50         -21.48       -7.75
FIVE YEAR         5.55      1.09          18.89        3.52
TEN YEAR*       207.78     11.90         119.62        8.19

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988     1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $12.04   $16.36   $13.44  $14.94  $14.73  $25.06  $17.44  $15.29  $15.26  $11.28
INCOME DIVIDENDS..   $  .05   $   --   $  .08  $  .08  $  .08  $  .32  $  .23  $   --  $  .02  $  .18
CAPITAL GAINS
DISTRIBUTIONS.....   $   --     1.38   $ 2.11  $  .11  $  .43  $  .08  $ 4.20  $ 1.67  $  .33  $  .39
TOTAL RETURN (%)..    11.78    47.84    -2.77   12.54    1.94   73.32  -11.67   -2.96    2.46  -21.89



(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

SCUDDER NEW ASIA FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Common Stocks      83%
Cash Equivalents    8%
Convertible Bonds   7%
Preferred Stock     1%
Limited Partnership 1%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------
Japan                     33%
India                     18%
Hong Kong                 15%
Taiwan                    15%
China                      5%
Indonesia                  4%
Philippines                3%
Malaysia                   3%
United States              2%
Other                      2%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------
Technology                22%
Financial                 16%
Consumer Staples          12%
Manufacturing             11%
Consumer Discretionary    11%
Durables                   9%
Service Industries         3%
Media                      3%
Construction               3%
Other                     10%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (28% of Portfolio)

 1.  NINTENDO CO., LTD.
     Game equipment manufacturer in Japan
 2.  SONY CORP.
     Consumer electronic products manufacturer in Japan
 3.  ASUSTEK COMPUTER INC.
     Manufacturer of computer mainboards, audio/video cards and network cards in Taiwan
 4.  MINEBEA CO., LTD.
     Manufacturer of bearings, electronic equipment and machinery parts in Japan
 5.  HOUSING DEVELOPMENT FINANCE CORP., LTD,
     Housing finance provider to individuals, corporations and developers in India
 6.  DELTA ELECTRONICS, INC.
     Manufacturer of power supply equipment and monitors in Taiwan
 7.  UNI-CHARM CO., LTD.
     Leading manufacturer of sanitary napkins and paper diapers in Japan
 8.  INFOSYS TECHNOLOGIES LTD.
     Financial and industrial software developer in India
 9.  ASE TEST LTD.
     Provider of testing services to semiconductor manufacturers in Taiwan
10.  HERO HONDA MOTORS LTD.
     Manufacturer of motorized two wheelers in India

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio as of December 31, 1997

=====================================================================================================================

                                Principal                                                                    Market
                                Amount(c)                                                                   Value($)
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.2%

United States                   8,349,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                               dated 12/31/97 at 6.5% to be repurchased at $8,352,015
                                               on 1/2/98, collateralized by a $6,551,000 U.S. Treasury
                                               Bond, 8.125%, 8/15/21 (Cost $8,349,000) ...................  8,349,000
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 7.3%

CHINA 1.7%                      1,995,000    Qingling Motors Co., 3.5%, 1/22/02 (Producer of Isuzu
                                               light duty and pickup trucks and minibuses) ...............  1,775,550
                                                                                                            ---------

INDONESIA 2.7%                    833,000    APP Global Finance Ltd., 2%, 7/25/00 (Pulp and paper
                                               producer) .................................................    699,720
                                9,816,000    Asia Pulp & Paper Company Ltd., Zero Coupon, 11/18/12
                                               (Pulp and paper producer) .................................  1,987,736
                                                                                                            ---------
                                                                                                            2,687,456
                                                                                                            ---------

JAPAN 2.9%                JPY 149,000,000    Minebea Co., Ltd., 0.65%, 3/31/05 (Leading manufacturer
                                               of miniature bearings) ....................................  1,637,802
                          JPY 189,000,000    Softbank Corp., Zero Coupon, 3/31/00 (Computer software
                                               wholesaler) ...............................................  1,346,381
                                                                                                            ---------
                                                                                                            2,984,183
                                                                                                            ---------

                                             TOTAL CONVERTIBLE BONDS (Cost $8,237,126) ...................  7,447,189
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP -- 0.6%

                                 Units
                              -----------
JAPAN                                   1    JAFCO #6 Investment Enterprise Partnership (Venture
                                               capital company)(Cost $773,606)(b) ........................    614,720
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--- 1.0%

                                 Shares
                              -----------
PHILIPPINES                        23,100    Philippine Long Distance Telephone Co.
                                               (Telecommunications services) (Cost $1,147,386) ..........  1,059,713
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio

===============================================================================================================

                                                                                                       Market
                            Shares                                                                    Value($)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 82.9%

CHINA 2.8%                  760,000    Guangdong Kelon Electric Holdings, Ltd. (Refrigerator
                                         manufacturer) .............................................    784,617
                          2,411,000    Jiangsu Expressway Co., Ltd.* (Builder and manager of the
                                         Shanghai-Nanjing expressway) ..............................    497,819
                          2,044,000    Shenzhen Expressway Co.* (Highway developer) ................    395,664
                            600,000    Shenzhen Fangda Co., Ltd. "B" (Manufacturer of metal
                                         curtains and walls for shop fronts) .......................    689,121
                          2,157,000    Zhejiang Expressway Co., Ltd.* (Road construction and
                                         management) ...............................................    437,023
                                                                                                     ----------
                                                                                                      2,804,244
                                                                                                     ----------

HONG KONG 14.0%             209,000    China Light & Power Co., Ltd. (Electric utility) ............  1,159,763
                            131,000    Citic Pacific Ltd. (Diversified holding company) ............    522,377
                          1,320,000    Cosco Pacific Ltd. (Investment holding company) .............  1,073,171
                            317,000    Great Eagle Holdings Ltd. (Property development) ............    443,857
                             63,400    Great Eagle Holdings Warrants* ..............................      8,182
                            269,000    Guoco Group Ltd. (Investment holding company) ...............    659,569
                             53,860    HSBC Holdings Ltd. (Bank holding company) ...................  1,327,560
                            234,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                         estate company) ...........................................  1,464,576
                             90,297    Kerry Properties, Ltd. (Real estate company) ................    149,155
                            974,000    Li & Fung Ltd. (Investment holding company, engaged in
                                         export trading) ...........................................  1,363,776
                          5,092,000    Moulin International Holding Ltd. (Manufacturer of optical
                                         products) .................................................    611,119
                            382,000    New World Development Co., Ltd. (Property investment
                                         and development, construction and engineering, hotels
                                         and restaurants, telecommunications) ......................  1,321,151
                          1,548,000    QPL International Holdings Ltd. (Manufacturer of
                                         leadframes and integrated circuits) .......................    689,199
                          1,046,200    Shangri-La Asia Ltd. (Hotel and property holding company) ...    884,322
                            458,000    Television Broadcasts, Ltd. (Television broadcasting) .......  1,306,207
                            456,000    VTech Holdings Ltd. (Manufacturer of consumer electronic
                                         products) .................................................  1,344,638
                                                                                                     ----------
                                                                                                     14,328,622
                                                                                                     ----------



    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio

================================================================================================================

                                                                                                        Market
                            Shares                                                                     Value($)
----------------------------------------------------------------------------------------------------------------
INDIA 16.3%                  26,200    Aptech Ltd. (India's second largest information technology
                                         training company) .........................................     364,260
                              3,613    Bajaj Auto (GDR) (Maker of two and three wheel vehicles)
                            506,150    Crompton Greaves Ltd. (Manufacturer of electrical ...........      72,531
                                         equipment) ................................................     384,132
                            321,500    Digital Equipment (India) Ltd. (Manufacturer of computers
                                         and software) .............................................   1,135,912
                             84,550    Hero Honda Motors Ltd. (Manufacturer of motorized two
                                         wheelers) .................................................   1,990,268
                             35,200    Housing Development Finance Corp. Ltd. (Housing
                                         finance provider to individuals, corporations and
                                         developers) ...............................................   2,763,469
                            947,600    ICICI Banking Corp.* (Bank) .................................   1,021,329
                             52,600    Indian Hotels & Resorts Co., Ltd. (GDR) (Hotel operator) ....   1,004,660
                          2,104,500    Indorama Synthetics (Producer of polyester yarn, fibers and
                                         fabric) ...................................................     937,459
                          1,124,600    Indorama Synthetics .........................................     286,888
                             80,400    Infosys Technologies Ltd. (Financial and industrial software
                                         developer) ................................................   2,528,395
                              6,400    Madras Cements Ltd. (Cement producer) .......................     746,939
                            171,800    Mahanagar Telephone Nigam Ltd. (Telecommunication
                                         services in Delhi and Bombay) .............................   1,130,724
                                130    Mahindra & Mahindra Ltd. (Manufacturer of automobiles,
                                         farm equipment and automotive components) .................       1,066
                             34,000    NIIT Ltd. (Designer and distributor of computer software) ...     589,796
                            146,200    TVS Suzuki Ltd. (Manufacturer of motorcycles and mopeds) ....   1,654,074
                                                                                                      ----------
                                                                                                      16,611,902
                                                                                                      ----------

INDONESIA 1.4%              228,100    Asia Pacific Resources International Holdings Ltd.*
                                         (Manufacturer of rayon fiber for Asian textile markets,
                                         owner of world's leading paper pulp mill) .................     427,688
                          1,853,000    Astra International, Inc. (Distributor of automobiles and
                                         related parts) ............................................     480,095
                             24,500    Gulf Indonesia Resources Ltd.* (Independent oil and gas
                                         producer) .................................................     539,000
                             97,500    United Tractors (Heavy equipment assembler and
                                         distributor) ..............................................      11,523
                                                                                                      ----------
                                                                                                       1,458,306
                                                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio

================================================================================================================

                                                                                                        Market
                           Shares                                                                      Value($)
----------------------------------------------------------------------------------------------------------------
JAPAN 27.2%                36,000      Ariake Japan Co., Ltd. (Leading maker of natural seasonings
                                         made from meat extracts) ..................................   1,171,965
                          143,000      Asahi Bank Ltd. (Commercial bank) ...........................     580,544
                           47,960      FCC Co., Ltd. (Manufacturer of motorcycle and automobile
                                         clutches) .................................................     506,969
                           20,200      Fuji Software Inc. (Software developer) .....................     691,643
                          116,000      Fujitsu Ltd. (Leading manufacturer of computers) ............   1,243,968
                           48,000      Honda Motor Co., Ltd. (Leading automobile and
                                         motorcycle manufacturer) ..................................   1,761,164
                          110,000      Industrial Bank of Japan, Ltd. (Commercial bank and trust
                                         company) ..................................................     783,608
                          507,000      Long-Term Credit Bank of Japan (Commercial bank) ............     811,666
                          126,000      Minebea Co., Ltd. (Manufacturer of bearings, electronic
                                         equipment and machinery parts) ............................   1,351,206
                          118,000      NEC Corp. (Manufacturer of telecommunication and
                                         computer equipment) .......................................   1,256,377
                           45,200      Nidec Corp. (Manufacturer of small-scale motors for hard
                                         disc drives) ..............................................   1,904,251
                           43,000      Nintendo Co., Ltd. (Game equipment manufacturer) ............   4,216,009
                           57,000      Nomura Securities Co., Ltd. (Financial advisor, securities
                                         broker and underwriter) ...................................     759,709
                           15,000      Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of
                                         clothing, household goods and foodstuffs) .................     988,127
                           29,000      Sony Corp. (Consumer electronic products manufacturer) ......   2,576,791
                           12,800      Sony Corp. (ADR) ............................................   1,161,600
                           11,900      Square Co., Ltd. (Producer of software for video games) .....     329,973
                           60,000      Sumitomo Electric Industries, Ltd. (Leading manufacturer
                                         of electric wires and cables) .............................     818,077
                           94,000      Sumitomo Trust & Banking (Commercial Bank) ..................     488,181
                           21,000      TDK Corp. (Manufacturer of magnetic tapes and floppy
                                         discs) ....................................................   1,582,842
                           78,000      Uni-Charm Co., Ltd. (Leading manufacturer of sanitary
                                         napkins and paper diapers) ................................   2,760,322
                                                                                                      ----------
                                                                                                      27,744,992
                                                                                                      ----------




    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio

================================================================================================================

                                                                                                        Market
                           Shares                                                                      Value($)
----------------------------------------------------------------------------------------------------------------
KOREA 1.1%                   18,240    Pohang Iron & Steel Co., Ltd. (Leading steel producer) ......    493,933
                             26,780    Sindo Ricoh Co.* (Manufacturer of office equipment) .........    647,776
                                                                                                      ---------
                                                                                                      1,141,709
                                                                                                      ---------

MALAYSIA 2.3%               450,000    Guinness Anchor (Brewery) ...................................    555,341
                            110,000    Malakoff Bethad (Independent power producer) ................    229,078
                             55,500    Malaysia Assurance Alliance Bethad (Multiline insurance
                                         company) ..................................................     63,641
                            188,160    Oriental Holdings Bethad (Investment holding company) .......    230,272
                            205,000    Tenaga Nasional Berhad (Electric power generator and
                                         distributor) ..............................................    437,460
                            820,000    United Plantations Berhad (Cultivation and processing of
                                         oil palm, copra and cocoa) ................................    847,513
                                                                                                      ---------
                                                                                                      2,363,305
                                                                                                      ---------

PHILIPPINES 1.6%          3,249,300    Aboitiz Equity Ventures Inc.* (Conglomerate: electricity,
                                         infrastructure, shipbuilding) .............................    101,089
                          1,247,900
                                       First Philippine Holdings Corp. "B" (Holding company
                                         involved in electric power distribution, construction .....
                          3,313,125      services and passenger bus transportation)    .............    970,589
                                       International Container Terminal Services, Inc.*
                          2,254,500       (Containerized cargo handling firm) ......................    409,028
                                       Petron Corp. (Refiner and marketer of petroleum
                                          products) ................................................    186,483
                                                                                                      ---------
                                                                                                      1,667,189
                                                                                                      ---------

TAIWAN 14.2%                 35,400    ASE Test Ltd.* (Provider of testing services to semiconductor manufacturers) ............................................  2,314,275
                            714,844    Acer Peripherals, Inc. (Developer and distributor of
                                         computer peripherals) .....................................  1,336,567
                            191,100    Asustek Computer Inc.* (Manufacturer of computer
                                         mainboards, audio/video cards and network cards) ..........  3,028,313
                            634,875    China Development Corp. (Leading venture capital firm
                                         and investment bank) ......................................  1,809,759
                            186,000    Compeq Manufacturing Co., Ltd.* (Manufacturer of
                                         multi-layer double-sided printed circuit boards) ..........  1,071,816
                              4,600    Delta Electronics, Inc. (Manufacturer of power supply
                                         equipment) ................................................     18,330





    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio

=================================================================================================================

                                                                                                         Market
                           Shares                                                                       Value($)
-----------------------------------------------------------------------------------------------------------------
                            696,585   Delta Electronics (Entitlement Certificate) (Manufacturer of
                                        power supply equipment and monitors) ......................     2,743,637
                            207,000   Hon Hai Precision Industry Co., Ltd.* (Manufacturer of
                                        electronic connectors, cable assemblies and memory
                                        chips) ....................................................     1,046,897
                          1,720,500   Pacific Construction Co. (Land development and public
                                        works construction) .......................................     1,181,278
                                                                                                      -----------
                                                                                                       14,550,872
                                                                                                      -----------

THAILAND 0.4%                32,100   PTT Exploration and Production Co., Ltd. (Foreign
                                        registered) (Petroleum refinery) ..........................       381,005
                                                                                                      -----------

UNITED STATES 1.6%          106,400   Freeport McMoRan Copper & Gold, Inc. "A" (U.S. company
                                        mining in Indonesia).......................................     1,629,250
                                                                                                      -----------

                                      TOTAL COMMON Stocks (Cost $95,381,009) ......................    84,681,396
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT PORTFOLIO-100.0%
                                        (Cost $113,888,127)(a) ....................................   102,152,018
                                                                                                      ===========

*    Non-income producing security.

(a) The cost for federal income tax purposes was $114,613,027. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $12,461,009. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,157,961 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,618,970.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $614,720 (0.60% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $773,606. These securities may also have certain restrictions as to resale.

(c)  Principal amount is stated in U.S. dollars unless otherwise noted.

     Currency abbreviations
     ------------------------------
     JPY    Japanese Yen
     TWD    Taiwanese Dollar
     USD    United States Dollar

    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Investment Portfolio
================================================================================

--------------------------------------------------------------------------------

  Transactions in written options during the year ended December 31, 1997 were:

                                                  Options on Currencies
                                            ----------------------------------
                                            Japanese Yen            Premiums
                                               (000's)            Received ($)
                                            ----------------------------------
  Outstanding at
    December 31, 1996..................       1,132,780              218,627
    Written............................         651,582              104,253
    Closed.............................      (1,784,362)            (322,880)
                                            ----------------------------------
  Outstanding at
    December 31, 1997..................              --                   --
                                             ==========             ========











    The accompanying notes are an integral part of the financial statements.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Financial Statements

================================================================================================================
----------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $113,888,127) ..........................                   $102,152,018
Foreign currency holdings, at market (identified cost $604,649) ................                        601,241
Receivables:
   Investments sold ............................................................                        827,549
   Dividends and interest ......................................................                        196,519
Foreign taxes recoverable ......................................................                          8,268
Unrealized appreciation on forward currency exchange contracts .................                        424,028
Other assets ...................................................................                          3,213
                                                                                                   ------------
      Total assets .............................................................                    104,212,836
LIABILITIES
Payables:
   Investments purchased .......................................................    $1,114,809
   Dividends payable ...........................................................     3,856,424
   Accrued management fee ......................................................       107,885
   Other payables and accrued expenses .........................................       267,550
      Total liabilities ........................................................                      5,346,668
                                                                                                   ------------
Net assets, at market value ....................................................                   $ 98,866,168
NET ASSETS                                                                                         ============
Net assets consist of:
   Accumulated net realized gain (loss) ........................................                   $ (8,646,928)
   Net unrealized appreciation (depreciation) on:
      Investments ..............................................................                    (11,736,109)
      Foreign currency related transactions ....................................                        423,638
   Paid-in capital .............................................................                    118,825,567
                                                                                                   ------------
Net assets, at market value ....................................................                   $ 98,866,168
NET ASSET VALUE per share (98,866,168 [division sign] 8,764,601 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares
   authorized) .................................................................                         $11.28
                                                                                                         ======




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[SCUDDER NEW ASIA FUND, INC. LOGO]
Financial Statements

================================================================================================================
----------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
         Dividends (net of taxes withheld of $153,123) .........................                   $  1,626,640
         Interest (net of taxes withheld of $1,578) ............................                        493,712
                                                                                                   ------------
                                                                                                      2,120,352

    Expenses:
         Management fee ........................................................    $ 1,607,932
         Custodian and accounting fees .........................................        598,608
         Directors' fees and expenses ..........................................         90,218
         Reports to shareholders ...............................................         65,194
         Auditing ..............................................................         79,134
         Services to shareholders ..............................................         45,973
         Legal .................................................................          9,268
         Other .................................................................         30,181       2,526,508
                                                                                    ------------   ------------
    Net investment income (loss) ...............................................                       (406,156)
                                                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) from:
         Investments (net of India tax $20,151 )................................      (2,424,025)
         Options ...............................................................         508,619
         Foreign currency related transactions .................................        (393,351)    (2,308,757)
                                                                                    ------------
   Net unrealized appreciation (depreciation) during the period on:
         Investments (net of India tax $611,120) ...............................     (27,378,014)
         Written options .......................................................        (187,815)
         Foreign currency related transactions .................................         424,038    (27,141,791)
                                                                                    ------------   ------------
         Net gain (loss) on investment transactions ............................                    (29,450,548)
                                                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................                   $(29,856,704)
                                                                                                   ============







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[SCUDDER NEW ASIA FUND, INC. LOGO]
Financial Statements

==================================================================================================================
------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                     1997               1996
------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment loss ...................................................       $   (406,156)       $   (368,050)
   Net realized gain (loss) from investment transactions .................         (2,308,757)          4,534,972
   Net unrealized appreciation (depreciation) on investment transactions
      during the period ..................................................        (27,141,791)         (1,423,972)
                                                                                 ------------        ------------
Net increase (decrease) in net assets resulting from operations ..........        (29,856,704)          2,742,950
                                                                                 ------------        ------------
Distributions to shareholders:
   In excess of net investment income ....................................         (1,577,342)           (174,619)
                                                                                 ------------        ------------
   From net realized gain from investment transactions ...................                 --          (2,882,677)
                                                                                 ------------        ------------
   In excess of net realized gain from investment transactions ...........         (3,417,049)                 --
                                                                                 ------------        ------------
Reinvestment of distributions ............................................            353,577             810,268
                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS ........................................        (34,497,518)            495,922
Net assets at beginning of period ........................................        133,363,686         132,867,764
                                                                                 ------------        ------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in excess
   of net investment income of $1,473,352 for December 31, 1996) .........       $ 98,866,168        $133,363,686
                                                                                 ============        ============

OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ................................          8,737,037           8,688,394
   Shares issued to shareholders in reinvestment of distributions ........             27,564              48,643
                                                                                 ------------        ------------
Shares outstanding at end of period ......................................          8,764,601           8,737,037
                                                                                 ============        ============




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[SCUDDER NEW ASIA FUND, INC. LOGO]
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------
                                                        1997        1996       1995        1994       1993
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...........       $ 15.26     $ 15.29     $17.44     $ 25.06     $14.73
                                                      -------     -------     ------     -------     ------
Income from investment operations:
  Net investment income (loss).................          (.05)       (.04)      (.01)        .05        .10
  Net realized and unrealized gain (loss)
    on investments.............................         (3.36)        .36       (.47)      (3.21)     10.63
                                                      -------     -------     ------     -------     ------
Total from investment operations...............         (3.41)        .32       (.48)      (3.16)     10.73
                                                      -------     -------     ------     -------     ------
Dilution resulting from rights offering........            --          --         --        (.03)        --
                                                      -------     -------     ------     -------     ------
Less Distributions:
  From net investment income...................            --          --         --          --       (.15)
  In excess of net investment income...........          (.18)       (.02)        --        (.23)      (.17)
  From net realized gains on investments.......            --        (.33)     (1.51)      (4.20)        --
  In excess of net realized gains
    on investments.............................          (.39)         --       (.16)         --       (.08)
                                                      -------     -------     ------     -------     ------
Total distributions............................          (.57)       (.35)     (1.67)      (4.43)      (.40)
                                                      -------     -------     ------     -------     ------
Net asset value, end of period.................       $ 11.28     $ 15.26     $15.29     $ 17.44     $25.06
                                                      =======     =======     ======     =======     ======
Market value, end of period....................       $  9.69     $ 12.50     $14.50     $ 16.16(c)  $27.38
                                                      =======     =======     ======     =======     ======
TOTAL RETURN
  Per share market value (%)...................        (18.05)     (11.56)      (.66)     (25.10)     95.71
  Per share net asset value (%)(b).............        (21.89)       2.46      (2.96)     (11.67)     73.32
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions).......            99         133        133         147        178
  Ratio of operating expenses
    to average net assets (%)..................          1.90        1.87       1.74        1.67       1.71
  Ratio of net investment income (loss)
    to average net assets (%)..................          (.31)       (.27)      (.07)        .21        .56
  Portfolio turnover rate (%)..................         116.6        88.5       58.1        81.6       10.3
  Average commission rate paid (d).............       $ .0073     $ .0106     $   --     $    --     $   --

(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.
(c) Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(d) Average commission rate paid per share of common and preferred securities is calculated for periods ending on or after December 31, 1996.

--------------------------------------------------------------------------------

[SCUDDER NEW ASIA FUND, INC. LOGO]
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the Fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid

[SCUDDER NEW ASIA FUND, INC. LOGO]
Notes to Financial Statements
================================================================================

and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding Taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized

[SCUDDER NEW ASIA FUND, INC. LOGO]
Notes to Financial Statements
================================================================================

and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $8,035,155 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Net realized gains of the Fund derived in India are subject to certain non U.S. taxes.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. Distributions of net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

B. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $144,464,635 and $154,726,971, respectively.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Notes to Financial Statements
================================================================================

C. RELATED PARTIES

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper the Fund has agreed to pay the Adviser a fee equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser shall provide certain administrative services in accordance with the Management Agreement. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $1,607,932, which is equivalent to an annual effective rate of 1.21% of the Fund's average daily net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31,1997, the amount charged to the Fund by SFAC aggregated $135,273, of which $8,461 is unpaid at December 31, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended December 31, 1997 the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at December 31, 1997.

The Fund pays each Director not affiliated with the Adviser, $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Directors' fees and expenses aggregated $90,218.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Notes to Financial Statements
================================================================================

D. COMMITMENTS

As of December 31, 1997, the Fund had entered into the following foreign currency exchange contracts resulting in net unrealized appreciation of $424,028.

                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                      Settlement        (Depreciation)
         Contracts to Deliver               In Exchange For              Date               (U.S.$)
      --------------------------      ---------------------------     ----------        --------------
      TWD            329,916,669      USD              10,327,000       5/18/98             424,028
                                                                                            =======

E. INVESTING IN FOREIGN MARKETS

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

[SCUDDER NEW ASIA FUND, INC. LOGO]
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW ASIA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Asia Fund, Inc., including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P
February 19, 1998

[SCUDDER NEW ASIA FUND, INC. LOGO]
Tax Information
================================================================================

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $0.39 per share from long-term capital gains during its year ended December 31, 1997, of which 56.44% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,304,759 as a long-term capital gain dividend for the fiscal year ended December 31, 1997, of which 63.03% represents 20% rate gains.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States for its year ended December 31, 1997 was $0.076 per share (representing a total of $661,792). The total amount of taxes paid by the Fund to such countries was $0.018 per share (representing a total of $154,701). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 1997:

                                 1997 Foreign Tax Credit Tables
                                 ------------------------------

              Country          Foreign Income        Foreign Taxes
              -------          --------------        -------------

              China                 1.69%                  --%
              Hong Kong            12.31                   --
              Indonesia             7.74                28.99
              India                 3.99                 0.61
              Japan                 8.66                16.76
              Korea                 0.67                 3.63
              Malaysia              2.32                16.05
              Philippines           0.88                 2.90
              Singapore             1.23                 8.29
              Taiwan                1.86                16.07
              Thailand              0.94                 0.81
              United Kingdom        2.17                 5.89
              United States        55.54                   --
                                  ------               ------
                                  100.00%              100.00%
                                  ======               ======

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

  Scudder New Asia Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
================================================================================
--------------------------------------------------------------------------------
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

================================================================================
--------------------------------------------------------------------------------
August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200,
(617) 328-5000, ext. 6406.

  Scudder New Asia Fund, Inc.

Stockholder Meeting Results
================================================================================
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc. ("Fund") was held on October 21, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to these proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.


1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc. (Approved on October 22, 1997.)

                                Number of Votes:
                                ----------------

            For           Against        Abstain         Broker Non-Votes*
            ---           -------        -------         -----------------
         5,448,802        567,783         99,926                 0


2. To elect Directors. (Approved on October 22, 1997.)


         Director:                                 Number of Votes:
         ---------                                 ----------------
                                             For                    Withheld
                                             ---                    --------
         Robert J. Callander              5,957,677                 158,834
         Kathryn L. Quirk                 5,961,672                 154,840

         Continuing Directors
         --------------------

         Paul Bancroft, III
         Nicholas Bratt
         Thomas J. Devine
         William H. Gleysteen
         Wilson Nolen
         Hugh T. Patrick
         Daniel Pierce

================================================================================
--------------------------------------------------------------------------------

3. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. (Approved on October 22, 1997.)


                                Number of Votes:
                                ----------------

            For                     Against                   Abstain
            ---                     -------                   -------

         5,715,644                  46,117                    354,750


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

  Scudder New Asia Fund, Inc

Directors and Officers
================================================================================
--------------------------------------------------------------------------------

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

PAUL BANCROFT III
    Director

ROBERT J. CALLANDER
    Director

THOMAS J. DEVINE
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

KATHRYN L. QUIRK*
    Director, Vice President & Assistant Secretary

JAMES W. MORLEY
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director

ELIZABETH J. ALLAN*
    Vice President

BRUCE GOLDFARB*
    Vice President and Assistant Secretary

THERESA GUSMAN*
    Vice PresidenT

JUDITH HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

THOMAS F. McDONOUGH*
    Vice President, Secretary and Assistant Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

* Scudder Kemper Investments, Inc.